UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2025 (April 30, 2025)

IonQ, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39694	85-2992192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4505 Campus Drive
College Park, Maryland		20740
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 301 298-7997

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	IONQ	New York Stock Exchange
Warrants, each exercisable for one share of common stock for $11.50 per share	IONQ WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 8.01 of this Current Report regarding the Stock Consideration (as defined below) is incorporated by reference into this Item 3.02. The issuance and sale of shares of IonQ, Inc. (the “Company”) common stock in connection with the Transaction (as defined below) was made in reliance on the private offering exemption of Section 4(a)(2) of the Securities Act of 1933, as amended, and/or the private offering provision of Rule 506 of Regulation D promulgated thereunder.

Item 8.01	Other Events.

On April 30, 2025, the Company completed its previously announced transaction (the “Transaction”) to acquire a controlling stake in id Quantique SA (“IDQ”). The aggregate consideration delivered at the closing of the Transaction consisted of 4,215,740 shares of the Company’s common stock (the “Stock Consideration”). In connection with the closing of the Transaction and in connection with the issuance of the Stock Consideration, the Company, the sellers of IDQ shares (the “Sellers”) and SK Square Co., Ltd., as representative of the Sellers, entered into a Registration Rights Agreement, dated April 30, 2025 (the “Registration Rights Agreement”), pursuant to which the Sellers will have certain registration rights relating to the Stock Consideration.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 4.1 hereto and is hereby incorporated into this report by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.

4.1	Registration Rights Agreement, dated as of April 30, 2025, by and among IonQ, Inc., the sellers of id Quantique SA shares, and SK Square Co., Ltd.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IonQ, Inc.

Date: May 6, 2025	By:	/s/ Stacey Giamalis
Stacey Giamalis Chief Legal Officer and Corporate Secretary